UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2017

Proto Labs, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 30, 2017, Proto Labs, Inc. (“Proto Labs”) completed its previously announced acquisition of Rapid Manufacturing Group, LLC (“RAPID”). This Form 8-K/A amends the Current Report on Form 8-K (the "Original Report") filed by Proto Labs on December 1, 2017 to include the historical audited and unaudited financial statements of RAPID and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report in reliance on the instructions to such items, which are permitted to be filed by amendment no later than 71 calendar days after the date on which the Original Report was required to be filed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited interim financial statements of RAPID as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 are filed as Exhibit 99.1 and incorporated herein by reference. The audited financial statements of RAPID as of December 31, 2016 and for the year ended December 31, 2016 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of September 30, 2017 and unaudited pro forma combined statements of income for the nine months ended September 30, 2017 and the year ended December 31, 2016 and the notes to such unaudited pro forma combined financial statements, all giving effect to the acquisition of RAPID, are attached as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Ernst & Young LLP, Independent Auditors of Rapid Manufacturing Group, LLC

99.1	Unaudited condensed consolidated financial statements of Rapid Manufacturing Group, LLC as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016

99.2	Audited consolidated financial statements of Rapid Manufacturing Group, LLC as of and for the year ended December 31, 2016

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2017 and the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proto Labs, Inc.

Date:	February 13, 2018	By:	/s/ John A. Way
John A. Way
Chief Financial Officer